UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 6, 2009
Date of Report (Date of earliest event reported)
DIODES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	002-25577 (Commission File Number)	95-2039518 (I.R.S. Employer Identification No.)

15660 North Dallas Parkway, Suite 850 Dallas, TX (Address of principal executive offices)	75248 (Zip Code)
(972) 385-2810
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On August 6, 2009, Diodes Incorporated issued a press release announcing its second quarter 2009 results. A copy of the press release is attached as Exhibit 99.1.
     On August 6, 2009, Diodes Incorporated hosted a conference call to discuss its second quarter 2009 results. A recording of the conference call has been posted on its website at www.diodes.com. A copy of the script is attached as Exhibit 99.2.
     During the conference call on August 6, 2009, Dr. Keh-Shew Lu, President and Chief Executive Officer of Diodes Incorporated, as well as Richard D. White, Chief Financial Officer, Mark King, Senior Vice President of Sales and Marketing and Carl C. Wertz, Vice President of Finance and Investor Relations made additional comments during a question and answer session. A copy of the transcript is attached as Exhibit 99.3.
     In the press release and earnings conference call, Diodes Incorporated (the “Company”) utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We also believe these non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance. Our management uses these non-GAAP measures for the same purpose. We believe that our investors should have access to, and that we are obligated to provide, the same set of tools that we use in analyzing our results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. The following, along with others described in Exhibit 99.1, is a description of non-GAAP measures used:
     Free Cash Flow (FCF) is operating cash flows minus capital expenditures. FCF represents the cash and cash equivalents that we are able to generate after taking into account investments required to maintain or expand property, plant and equipment. FCF is important because it allows us to pursue opportunities to develop new products, make acquisitions and reduce debt.
Item 7.01 Regulation FD Disclosure.
     The press release in Exhibit 99.1 also provides an update on the Company’s business outlook.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
     See exhibit index.
     The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2009	DIODES INCORPORATED
	By	/s/ Richard D. White
RICHARD D. WHITE
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated August 6, 2009
99.2	Conference call script dated August 6, 2009
99.3	Question and answer transcript dated August 6, 2009